Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                    Distribution Date: 9/15/2005

Section 5.2 - Supplement                                      Class A           Class B          Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                0.00              0.00               0.00                 0.00

(ii)     Monthly Interest Distributed                         2,740,833.33        160,416.67         162,797.09         3,064,047.09
         Deficiency Amounts                                           0.00              0.00                                    0.00
         Additional Interest                                          0.00              0.00                                    0.00
         Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)    Collections of Principal Receivables                91,547,243.27      5,201,547.91       7,282,167.08       104,030,958.26

(iv)     Collections of Finance Charge Receivables            8,123,319.38        461,552.24         646,173.13         9,231,044.75

(v)      Aggregate Amount of Principal Receivables                                                                 31,605,642,834.08

                            Investor Interest               550,000,000.00     31,250,000.00      43,750,000.00       625,000,000.00
                            Adjusted Interest               550,000,000.00     31,250,000.00      43,750,000.00       625,000,000.00

                                                 Series
         Floating Investor Percentage                1.98%          88.00%             5.00%              7.00%              100.00%
         Fixed Investor Percentage                   1.98%          88.00%             5.00%              7.00%              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.35%
               30 to 59 days                                                                                                   1.27%
               60 to 89 days                                                                                                   0.75%
               90 or more days                                                                                                 1.63%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)    Investor Default Amount                              2,737,019.58        155,512.48         217,717.47         3,110,249.52

(viii)   Investor Charge-Offs                                         0.00              0.00               0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                   0.00              0.00               0.00                 0.00

(x)      Net Servicing Fee                                      458,333.33         26,041.67          36,458.33           520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       11.43%

(xii)    Portfolio Supplemented Yield                                                                                         11.43%

(xiii)   Reallocated Monthly Principal                                                  0.00               0.00                 0.00

(xiv)    Closing Investor Interest (Class A Adjusted)       550,000,000.00     31,250,000.00      43,750,000.00       625,000,000.00

(xv)     LIBOR                                                                                                              3.57125%

(xvi)    Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xix)    Principal Investment Funding Shortfall                                                                                 0.00

(xx)     Available Funds                                      7,672,640.86        435,510.57         609,714.80         8,717,866.23

(xxi)    Certificate Rate                                         5.98000%          6.16000%           4.32125%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                    Distribution Date: 9/15/2005

Section 5.2 - Supplement                                       Class A           Class B           Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                0.00               0.00              0.00                 0.00

(ii)     Monthly Interest Distributed                         2,434,132.89         141,813.47        121,948.76         2,697,895.11
         Deficiency Amounts                                           0.00               0.00                                   0.00
         Additional Interest                                          0.00               0.00                                   0.00
         Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)    Collections of Principal Receivables                68,574,378.04       3,896,250.67      5,454,957.48        77,925,586.20

(iv)     Collections of Finance Charge Receivables            6,084,853.62         345,728.47        484,038.19         6,914,620.28

(v)      Aggregate Amount of Principal Receivables                                                                 31,605,642,834.08

                           Investor Interest                411,983,000.00      23,408,000.00     32,772,440.86       468,163,440.86
                           Adjusted Interest                411,983,000.00      23,408,000.00     32,772,440.86       468,163,440.86

                                              Series
         Floating Investor Percentage              1.48%            88.00%              5.00%             7.00%              100.00%
         Fixed Investor Percentage                 1.48%            88.00%              5.00%             7.00%              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.35%
                30 to 59 days                                                                                                  1.27%
                60 to 89 days                                                                                                  0.75%
                90 or more days                                                                                                1.63%
                                                                                                                   -----------------
                                            Total Receivables                                                                100.00%

(vii)    Investor Default Amount                              2,050,191.89         116,487.55        163,088.75         2,329,768.19

(viii)   Investor Charge-Offs                                         0.00               0.00              0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                   0.00               0.00              0.00                 0.00

(x)      Net Servicing Fee                                      343,319.17          19,506.67         27,310.37           390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       11.43%

(xii)    Portfolio Supplemented Yield                                                                                         11.92%

(xiii)   Reallocated Monthly Principal                                                   0.00              0.00                 0.00

(xiv)    Closing Investor Interest (Class A Adjusted)       411,983,000.00      23,408,000.00     32,772,440.86       468,163,440.86

(xv)     LIBOR                                                                                                              3.57125%

(xvi)    Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xix)    Principal Investment Funding Shortfall                                                                                 0.00

(xx)     Available Funds                                      5,747,268.38         326,221.81        456,727.82         6,530,218.01

(xxi)    Certificate Rate                                         7.09000%           7.27000%          4.32125%
------------------------------------------------------------------------------------------------------------------------------------

         By:
                -----------------------------
         Name:  Patricia M. Garvey
         Title: Vice President